DEATH BENEFIT OPTION 1

Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                     $ 9,519.45

 (B)  Plus Premium Paid in Year 5                                       3,250.00

 (C)  Minus Premium Load                                                  203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                   -------------

 (D)  Policy Value at the Beginning of Year 5, Month 1               $ 12,566.32
      [ A + B - C ]

 (E)  Minus COI Charges                                                    73.61
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.53 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.08%)3 51.63 [ ( D - E - F - G ) * ((1+0.0508)^(1/12)-1) ]
                                                                   -------------

 (I)  Policy Value at the End of Year 5, Month 1                     $ 12,528.81
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.92% equals Net Investment Return of 5.08%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                    $ 12,528.81

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                  --------------

 (L)  Surrender Value at the End of Year 5, Month 1                  $ 8,801.31
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                             $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                               1.00

 (3)  Face Amount                                                    250,000.00

 (4)  Surrender Charge Percentage                                          100%
                                                                  --------------

 (5)  Surrender Charge                                               $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                 $ 12,528.81

 (N) Applicable Percentage 1.91
                                                               --------------

 (O)  Minimum Death Benefit                                      $ 23,930.03
      [ M * N ]

 (P)  Death Benefit 250,000.00
                                                               --------------

 (Q)  Death Benefit at the End of Year 5, Month 1               $ 250,000.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,519.45      $ 3,250.00       $ 203.13      $ 12,566.32      $73.61     $10.00      $ 5.53      $ 12,528.81
    2            12,528.81               -              -        12,528.81       73.62      10.00        7.28        12,489.38
    3            12,489.38               -              -        12,489.38       73.64      10.00        7.26        12,449.78
    4            12,449.78               -              -        12,449.78       73.65      10.00        7.23        12,410.04
    5            12,410.04               -              -        12,410.04       73.66      10.00        7.21        12,370.14
    6            12,370.14               -              -        12,370.14       73.67      10.00        7.19        12,330.09
    7            12,330.09               -              -        12,330.09       73.68      10.00        7.16        12,289.89
    8            12,289.89               -              -        12,289.89       73.70      10.00        7.14        12,249.53
    9            12,249.53               -              -        12,249.53       73.71      10.00        7.12        12,209.01
   10            12,209.01               -              -        12,209.01       73.72      10.00        7.09        12,168.34
   11            12,168.34               -              -        12,168.34       73.73      10.00        7.07        12,127.52
   12            12,127.52               -              -        12,127.52       73.75      10.00        7.05        12,086.53


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $250,000      $3,727.50       $8,801.31
    2          250,000      250,000       3,727.50        8,761.88
    3          250,000      250,000       3,727.50        8,722.28
    4          250,000      250,000       3,727.50        8,682.54
    5          250,000      250,000       3,727.50        8,642.64
    6          250,000      250,000       3,727.50        8,602.59
    7          250,000      250,000       3,727.50        8,562.39
    8          250,000      250,000       3,727.50        8,522.03
    9          250,000      250,000       3,727.50        8,481.51
   10          250,000      250,000       3,727.50        8,440.84
   11          250,000      250,000       3,727.50        8,400.02
   12          250,000      250,000       3,727.50        8,359.03

DEATH BENEFIT OPTION 2


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                     $ 9,433.76

 (B)  Plus Premium Paid in Year 5                                       3,250.00

 (C)  Minus Premium Load                                                  203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                    ------------

 (D)  Policy Value at the Beginning of Year 5, Month 1               $ 12,480.63
      [ A + B - C ]

 (E)  Minus COI Charges                                                    77.51
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.48 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.08%)3 51.26 [ ( D - E - F - G ) * ((1+0.0508)^(1/12)-1) ]
                                                                    ------------

 (I)  Policy Value at the End of Year 5, Month 1                     $ 12,438.90
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.92% equals Net Investment Return of 5.08%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                     $ 12,438.90

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                    ------------

 (L)  Surrender Value at the End of Year 5, Month 1                   $ 8,711.40
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                              $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                1.00

 (3)  Face Amount                                                     250,000.00

 (4)  Surrender Charge Percentage                                           100%
                                                                    ------------

 (5)  Surrender Charge                                                $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                    $ 12,438.90

 (N) Applicable Percentage 1.91
                                                                 ---------------

 (O)  Minimum Death Benefit                                         $ 23,758.30
      [ M * N ]

 (P)  Death Benefit 262,438.90 [Face Amount + Policy Value]
                                                                 ---------------

 (Q)  Death Benefit at the End of Year 5, Month 1                  $ 262,438.90
      [ Maximum of O and P ]




Monthly Progression of Year 5 Values

----------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
----------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,433.76      $ 3,250.00       $ 203.13      $ 12,480.63      $77.51     $10.00      $ 5.48      $ 12,438.90
    2            12,438.90               -              -        12,438.90       77.51      10.00        7.23        12,395.24
    3            12,395.24               -              -        12,395.24       77.51      10.00        7.20        12,351.43
    4            12,351.43               -              -        12,351.43       77.51      10.00        7.18        12,307.46
    5            12,307.46               -              -        12,307.46       77.51      10.00        7.15        12,263.33
    6            12,263.33               -              -        12,263.33       77.51      10.00        7.12        12,219.05
    7            12,219.05               -              -        12,219.05       77.51      10.00        7.10        12,174.61
    8            12,174.61               -              -        12,174.61       77.51      10.00        7.07        12,130.02
    9            12,130.02               -              -        12,130.02       77.51      10.00        7.05        12,085.26
   10            12,085.26               -              -        12,085.26       77.51      10.00        7.02        12,040.35
   11            12,040.35               -              -        12,040.35       77.51      10.00        7.00        11,995.27
   12            11,995.27               -              -        11,995.27       77.51      10.00        6.97        11,950.03

--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $262,439      $3,727.50       $8,711.40
    2          250,000      262,395       3,727.50        8,667.74
    3          250,000      262,351       3,727.50        8,623.93
    4          250,000      262,307       3,727.50        8,579.96
    5          250,000      262,263       3,727.50        8,535.83
    6          250,000      262,219       3,727.50        8,491.55
    7          250,000      262,175       3,727.50        8,447.11
    8          250,000      262,130       3,727.50        8,402.52
    9          250,000      262,085       3,727.50        8,357.76
   10          250,000      262,040       3,727.50        8,312.85
   11          250,000      261,995       3,727.50        8,267.77
   12          250,000      261,950       3,727.50        8,222.53

DEATH BENEFIT OPTION 3


Development of Policy Value

--------------------------------------------------------------------------------

 (A)  Policy Value at the End of Year 4, Month 12                    $ 9,406.30

 (B)  Plus Premium Paid in Year 5                                      3,250.00

 (C)  Minus Premium Load                                                 203.13
      [(3.00% + 1.25% + 2.00%) * $3,250]1
                                                                  --------------

 (D)  Policy Value at the Beginning of Year 5, Month 1              $ 12,453.17
      [ A + B - C ]

 (E)  Minus COI Charges                                                   78.68
      (Net Amount of Risk2 divided by 1,000) times COI rate

 (F)  Minus Monthly Administrative Charge 10.00

 (G)  Minus Asset Based Charge 5.47 [ A * ((1+0.007)^(1/12)-1) ]

 (H) Plus Investment Return ( 5.08%)3 51.14 [ ( D - E - F - G ) * ((1+0.0508)^(1/12)-1) ]
                                                                  --------------

 (I)  Policy Value at the End of Year 5, Month 1                    $ 12,410.16
      [ D - E - F - G + H ]


-------------------------------------------------------------------------------
1    (Sales Load + DAC Tax + Premium Tax) times Premium
2 [Death Benefit at Beginning of Month divided by NAR factor (1.03^1/12)] less Cash Value at Beginning of Month 3 Hypothetical Gross Investment Return of 6.00% less the Investement Management Fee of 0.92% equals Net Investment Return of 5.08%



Development of Surrender Value

--------------------------------------------------------------------------------

 (J)  Policy Value at the End of Year 5, Month 1                     $ 12,410.16

 (K)  Less Surrender Charge 3,727.50 (see calculation below)
                                                                  --------------

 (L)  Surrender Value at the End of Year 5, Month 1                   $ 8,682.66
      [ J - K ]




Calculation of Surrender Charge

 (1)  Target Premium factor                                              $ 14.91

 (2)  Surrender Charge Multiplier for Year 5                                1.00

 (3)  Face Amount                                                     250,000.00

 (4)  Surrender Charge Percentage                                           100%
                                                                  --------------

 (5)  Surrender Charge                                                $ 3,727.50
      [ 1 * (3 / 1,000) * 2 * 4 ]



Development of Death Benefit

--------------------------------------------------------------------------------

 (M)  Policy Value at the End of Year 5, Month 1                   $ 12,410.16

 (N) Applicable Percentage 1.91
                                                                 --------------

 (O)  Minimum Death Benefit                                        $ 23,703.41
      [ M * N ]

 (P)  Death Benefit 266,250.00
                                                                 --------------
      [Face Amount + Accumulated Premiums]

 (Q)  Death Benefit at the End of Year 5, Month 1                 $ 266,250.00
      [ Maximum of O and P ]



Monthly Progression of Year 5 Values

---------------------------------------------------------------------------------------------------------------------------------


                    End of                                       Beginning                Monthly       Asset           End of
               Prior Month         Premium        Premium         of Month         COI      Admin       Based            Month
  Month       Policy Value            Paid           Load     Policy Value      Charge     Charge      Charge     Policy Value
---------------------------------------------------------------------------------------------------------------------------------
    1           $ 9,406.30      $ 3,250.00       $ 203.13      $ 12,453.17      $78.68     $10.00      $ 5.47      $ 12,410.16
    2            12,410.16               -              -        12,410.16       78.70      10.00        7.21        12,365.20
    3            12,365.20               -              -        12,365.20       78.71      10.00        7.18        12,320.08
    4            12,320.08               -              -        12,320.08       78.73      10.00        7.16        12,274.77
    5            12,274.77               -              -        12,274.77       78.74      10.00        7.13        12,229.29
    6            12,229.29               -              -        12,229.29       78.75      10.00        7.11        12,183.64
    7            12,183.64               -              -        12,183.64       78.77      10.00        7.08        12,137.81
    8            12,137.81               -              -        12,137.81       78.78      10.00        7.05        12,091.81
    9            12,091.81               -              -        12,091.81       78.80      10.00        7.03        12,045.62
   10            12,045.62               -              -        12,045.62       78.81      10.00        7.00        11,999.26
   11            11,999.26               -              -        11,999.26       78.83      10.00        6.97        11,952.71
   12            11,952.71               -              -        11,952.71       78.84      10.00        6.94        11,905.99


--------------------------------------------------------------------

                             End of                         End of
                              Month                          Month
                  Face        Death      Surrender       Surrender
  Month         Amount      Benefit         Charge           Value
-------------------------------------------------------------------
    1         $250,000     $266,250      $3,727.50       $8,682.66
    2          250,000      266,250       3,727.50        8,637.70
    3          250,000      266,250       3,727.50        8,592.58
    4          250,000      266,250       3,727.50        8,547.27
    5          250,000      266,250       3,727.50        8,501.79
    6          250,000      266,250       3,727.50        8,456.14
    7          250,000      266,250       3,727.50        8,410.31
    8          250,000      266,250       3,727.50        8,364.31
    9          250,000      266,250       3,727.50        8,318.12
   10          250,000      266,250       3,727.50        8,271.76
   11          250,000      266,250       3,727.50        8,225.21
   12          250,000      266,250       3,727.50        8,178.49